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Health Management Associates, Inc.

(Name of Registrant as Specified In Its Charter)

Glenview Capital Partners, L.P.

Glenview Capital Master Fund, Ltd.

Glenview Institutional Partners, L.P.

Glenview Offshore Opportunity Master Fund, Ltd.

Glenview Capital Opportunity Fund, L.P.

Glenview Capital Management, LLC

Larry Robbins

Mary Taylor Behrens

Steven Epstein

Kirk Gorman

Stephen Guillard

John McCarty

JoAnn Reed

Steven Shulman

Peter Urbanowicz

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On July 25, 2013, Glenview Capital Partners, L.P., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Offshore Opportunity Master Fund, Ltd., Glenview Capital Opportunity Fund, L.P., Glenview Capital Management, LLC and Larry Robbins posted an updated slide presentation relating to Health Management Associates, Inc. previously posted on June 25, 2013 and as theretofore updated to www.revitalizehma.com. A copy of the updated slide presentation is filed herewith as Exhibit 1.

Exhibit 1
Revitalize HMA - The Case for Change Presentation to HMA Shareholders July 2013
PAGE 2 Executive Summary - The Case for Change at HMA 1 Consistent track record of underperformance 2 Substandard financial management and focus 3 Elevated number of compliance related issues and concerns 4 Misalignment between Board direction and shareholder priorities 5 Sitting Board is insular and lacks a credible path to continuous improvement This slide presentation presents the opinion of Glenview regarding the case for change at HMA
PAGE 3 Executive Summary - The Case for Change at HMA The Lost Decade In the decade ending 2012, HMA, under the direction and guidance of substantially all of the sitting Board, delivered <1% total shareholder value while investors in the Hospital Group and the S&P garnered an 39% and 99% total shareholder return, respectively Weak Shareholder Return Over various time periods - 1 year, 3 year, 5 year and 10 year - HMA's total shareholder return has underperformed the Hospital Group by 20%, 40%, 26% and 104%, respectively Inability to forecast and deliver management's business plan During the Lost Decade, HMA missed the low end of EPS guidance 7 out of 10 years and missed the low end of EBITDA and Admissions guidance 6 out of 9 years - delivering results below their plan and guidance range to investors Notably, the magnitude of the EBITDA and EPS misses relative to the mid-point of their initial guidance range was 8% and 14% for these periods of underperformance Financial leadership has failed to establish credibility Inconsistency, inaccuracy and unconstructive behavior Suboptimal risk management As of 1Q 2014, HMA will have the highest variable rate debt mix of the publicly traded Hospital Group Financial leadership has been unconstructive in positioning the company ahead of rising interest rates 2 Substandard financial management and focus 1 Consistent track record of underperformance
PAGE 4 Myopic focus on M&A, no balanced capital allocation strategy During the Lost Decade management and the Board followed a myopic strategy of unfocused M&A growth HMA demonstrated 86% EBITDA growth in the 10 years ending 2012, but <1% total shareholder return HMA is the only company in the Hospital Group to have failed to take advantage of weak share prices and create value for its shareholders by repurchasing shares Failure to establish continuity with long-term senior management Board is now searching for HMA's 5th CEO in 13 years There is a concern that no quality executive would take the position given the control exerted by the Chairman Misapplication and poor construction of management incentive plans The Board's overall incentive compensation structure has been misaligned as it is tied exclusively to aggregate EBITDA growth - as opposed to any per share metrics or quality measures HMA's Board misapplied management incentive compensation in 2012 - paying 108% of annual cash incentive, despite HMA missing all external guidance metrics The difference between the "external" expectations provided to investors, and the "internal" plan used to pay management is not fitting with aligned incentives Multiple investigations The backbone of any hospital company must be the quality of care and integrity of relationships with patients and payers Two Department of Justice investigations and one SEC investigation Executive Summary - The Case for Change at HMA 3 Elevated number of compliance related issues and concerns 4 Misalignment between Board direction and shareholder priorities Weak corporate governance Unlike peers, HMA does not have a Board specific committee with direct oversight of both compliance and quality
PAGE 5 Executive Summary - The Case for Change at HMA Shareholder-unfriendly defensive tactics Rather than constructively engaging shareholders in dialogue, Board put in place a Poison Pill Board stated that it hired bankers and legal advisors "in connection with accumulation of shares by Glenview" on June 12, 2013, despite the fact that Glenview hasn't purchased a share since January 10, 2013. The Board's press release noted the "Board's ongoing consideration of strategic alternatives and opportunities available to HMA." Deja vu defenses - In 2007, despite Chairman Bill Schoen's own description that the Board was in "serious discussions" with Private Equity firms - "when it came to serious discussions, I [Schoen] recommended to the board that we look at all our alternatives." Instead of pursuing a premium bid for shareholders, Chairman Schoen and his Board instead levered the company to 5.4x EBITDA and paid out a $10/share dividend that, according to Schoen, was "much more advantageous to our shareholders." Rather than give up control in 2007, the Board pursued a value destructive path. Shareholders should not be fooled again. Insular Board - in need of revitalization Average tenure of 17 years, and only 1 new director added in the last 8 years Functionally, 7 of the 8 independent directors have presided over the Lost Decade - unable or unwilling to address the 1) consistent track record of long-term underperformance, 2) substandard financial management and focus, 3) elevated number of compliance related issues and concerns, and 4) the misalignment between Board direction and shareholder priorities 5 Sitting Board is insular and lacks a credible path to continuous improvement Shareholder-unfriendly debt provisions In May 2009, Delaware court held that entering into Credit Agreement with poison put provision gives rise to grave concerns with respect to fiduciary duties as they could eviscerate the shareholder franchise Only two years later, HMA's Board agreed to such a provision
(CHART) PAGE 6 The Lost Decade - Consistent Underperformance Source: Bloomberg total shareholder return analysis assuming dividends reinvested in security. 1. "Hospital Group" includes HCA, THC, CYH, LPNT, and UHS except where indicated. 2. HCA reflects total compounded shareholder return from 1/1/03 to 11/17/06 (leveraged buyout date) and 3/10/11 (initial public offering date) to 12/31/12 per Bloomberg analysis. HMA returned <1% total shareholder value from 2003 to 2012 - making it a "Lost Decade" Total Shareholder Return: 10-year Period Calendar Years 2003-2012 Period 1/1/03-12/31/12 HMA HCA THC CYH LPNT UHS 0.5% 53%2 -53% 51% 24% 120% Average ex-HMA S&P 500 39% 99% ex-THC: 62% Lost Decade Total Shareholder Return 1

TOTAL SHAREHOLDER RETURN – CONSISTENT UNDERPERFORMANCE

Total Shareholder Return
10-year period ending 5/6/13


Delta: HMA vs. Hospital Group
20%
-20%
-60%
-100%
-140%
May-2003 May-2005 May-2007 May-2009 May-2011 May-2013
Cumulative
HMA 20%
Hospital Group1,2 124%
Underperformance -104%

Total Shareholder Return
5-year period ending 5/6/13


Delta: HMA vs. Hospital Group
40%
20%
0%
-20%
-40%
-60%
May-2008 May-2009 May-2010 May-2011 May-2012 May-2013
Cumulative
HMA 48%
Hospital Group1,2 74%
Underperformance -26%

Total Shareholder Return
3-year period ending 5/6/13


Delta: HMA vs. Hospital Group
25%
0%
-25%
-50%
May-2010 May-2011 May-2012 May-2013
Cumulative
HMA 26%
Hospital Group1,2 66%
Underperformance -40%

Total Shareholder Return
1-year period ending 5/6/13


Delta: HMA vs. Hospital Group
15%
0%
-15%
-30%
May-2012 Aug-2012 Nov-2012 Feb-2013 May-2013
Cumulative
HMA 58%
Hospital Group1 78%
Underperformance -20%

HMA's total shareholder return has sharply and consistently lagged other publicly traded hospital companies

Source: Bloomberg total shareholder return analysis assuming dividends reinvested in security.
1. "Hospital Group" includes HCA, THC, CYH, LPNT, and UHS, except where noted.
2. 3, 5, and 10-year data excludes HCA.

PAGE 7
PAGE 8 The Board is Now Searching for Their 5th CEO in 13 Years CEO Gary Newsome's departure announced May 28 New CEO expected by Newsome's departure July 31 Board Committee leading the search for a new CEO is comprised of: William Schoen Kent Dauten Robert Knox Donald Kiernan Dauten & Knox also serve on the Compensation Committee In 2012, in our view, the Compensation Committee misapplied incentive compensation to Senior Management 5 CEOs in 13 years 2013 2011 2009 2005 2003 Burke Whitman Joseph Vumbacco 2001 Gary Newsome William Schoen New CEO 2007 "We're concerned that HMA is potentially selling itself short on its CEO search, as we've heard from many talented executives few would consider the job with a heavy-handed chairman." - RW Baird, June 12, 2013

SUBSTANDARD FINANCIAL MANAGEMENT AND FOCUS

Over the past 10 years, management has consistently underperformed relative to their initial guidance

HMA Reported Performance Metrics Relative to Low End of Initial Guidance Range

✗ = Missed Low End of Initial Guidance Range – = Achieved or Exceeded Low End of Initial Range	Same-Store Admissions	Adj. EBITDA	Adj. EPS
2003[1]	–	✗	–
2004[2]	–	✗	✗
2005[3]	✗	✗	✗
2006[4]	✗	✗	✗
2007[5]	✗	✗	✗
2008[6]	Not Provided[11]	Not Provided[11]	✗
2009[7]	–	–	–
2010[8]	✗	–	–
2011[9]	✗	–	✗
2012[10]	✗	✗[12]	✗[12]
10 Year Track Record	**MISSED 6 TIMES**	**MISSED 6 TIMES**	**MISSED 7 TIMES**

In the instances where HMA missed the low end of their guidance range, the average magnitude of difference between reported metrics relative to the midpoint of the initial guidance range averages to be -8% for EBITDA and -14% for EPS

Source: Company filings, press releases, earnings calls and Morgan Stanley equity research. Guidance based on HMA investor communications/documents: 1) 10/22/02 Q4 earnings call transcript, 2) 10/21/03 Q4 earnings call transcript, 3) 10/26/04 Q4 earnings call transcript, 4) 11/15/05 Q4 earnings press release, 5) 2/22/06 Q4 earnings press release, 6) 2/20/08 Q4 earnings press release, 7) 1/13/09 press release, 8) 1/12/10 press release, 9) 1/10/11 press release, and 10) 1/9/12 press release. Notes: 11) Same-store admissions and EBITDA guidance was not explicitly provided for 2008. 12) Excludes HITECH incentive payments.

PAGE 9
PAGE 10 Substandard Financial Management and Focus Note: "Hospital Group" includes HCA, THC, CYH, LPNT, and UHS (acute only). Source: Company filings, press releases, earnings calls and Morgan Stanley equity research. Same-store Admissions Growth Relative to its hospital peers, HMA has demonstrated consistent, escalating underperformance on both same-store admissions and same-store adjusted admissions over the past 5 years (CHART) Same-store Adjusted Admissions Growth Quarters 20 12 4 Quarters HMA underperformed Hospital Group 13 10 4 % Quarters HMA underperformed 65% 83% 100% Admissions Growth (%) (CHART) Adjusted Admissions Growth (%) Quarters 20 12 4 Quarters HMA underperformed Hospital Group 11 8 4 % Quarters HMA underperformed 55% 67% 100%

THE CFO: INCONSISTENCY, INACCURACY, & UNCONSTRUCTIVE BEHAVIOR

Financial management has been sub-par and the CFO's explanations provide little comfort

HMA Results vs. Guidance

Metric	HMA Guidance	Consensus Estimates	HMA Performance	Result (Relative to Guidance)
Admissions (2010)[1]	1% to 2%		-1.8%	**MISSED (2.8-3.8%)**
Admissions (2011)[2]	0% to 2%		-4.0%	**MISSED (4.0-6.0%)**
Earnings per Share (2011)[2]	72-76c		71c	**MISSED (1.4-6.6%)**
Admissions (2012)[2]	-2% to 0%		-4.8%	**MISSED (2.8-4.8%)**
Adjusted EBITDA (2012)[3,4]	$875-925M		$871M	**MISSED (0.4-5.8%)**
Earnings per Share (2012)[3,4]	80-90c		75c	**MISSED (6.3-16.7%)**
Adjusted EBITDA (1Q13)[4]		$252M	$199M	**MISSED (21%)**
Earnings per Share (1Q13)[4]		23c	13c	**MISSED (43%)**

A Poor Explanation of 1Q13 Miss

- **An increase in bad debt?**
  - CFO blamed higher year-over-year (YoY) gas prices, but gas prices had decreased YoY
- **Worse than expected admissions?**
  - CFO has missed admissions guidance for 3+ years
  - Four other public hospitals saw similar weak admissions intra-quarter and (unlike HMA) adjusted their cost structures to avoid missing earnings
- **"$20M in investment spending?**
  - Investors received no advance notice of this spending
  - "$20M in incremental spending would imply an 8% EBITDA and 22% EPS miss, even if other metrics had come in as expected
  - Poor communication by the CFO

HMA's CFO was appointed in January 2010 – since that time, HMA has consistently missed external guidance and offered limited, and at times, inconsistent explanations

Source: Company filings, press releases, earnings calls and Morgan Stanley equity research. Guidance based on the following HMA investor communications/documents:
1. 1/12/10 press release. 2. 1/10/11 press release. 3. 1/9/12 press release. Note: 4. Excludes HITECH incentive payments.

PAGE 11

THE CFO: INCONSISTENCY, INACCURACY, & UNCONSTRUCTIVE BEHAVIOR

Financial leadership failed to establish credibility with the investor community

Inconsistencies

- **AL, OK, NC, PA, and MS all paid industry provider fees in 3Q12, but the CFO claimed HMA received none**
  - Analyst on earnings call: *"Did you see any provider fees from any of your states in that 6.9% number?"*[1]
  - HMA CFO: *"No."*

Inaccuracies and Inconsistencies

- **The CFO said HMA had negotiated exchange contracts with multiple payors – when asked about them several months later, CFO said there were no finalized contracts** (each comment is from public guidance/earnings calls)
  - HMA CFO, Jan. 2013: *"Yes. Actually, we signed a few agreements that would cover the start of 2014."*
  - HMA Executive VP – Finance, Feb. 2013: *"Regarding our current contracting, we have a few small contracts with local or regional managed care companies where the exchange rates are the same as our commercial rates."*
  - HMA CFO, Apr. 2013:
    - Question – *"We are a couple of months past your last conference call. Any more negotiations with exchange -- or with insurance companies on exchange rates?"*
    - HMA CFO's answer – *"No, there's still no exchanges to negotiate with in any of our existing states. They're still under development."*

Inaccuracies

- **HMA has given no explanation for $50M+ discrepancies in its pre-release 4Q12 projections & final results**

	4Q12 Projected (1/13/2013) Low	4Q12 Projected (1/13/2013) High	4Q12 Actual (2/14/2013) Actual
Same-hospital Adjusted EBITDA	$272.8	$274.1	$324.9
Net. Adj. for acquisitions, etc.	($19.4)	($14.1)	($70.9)
Adjusted EBITDA	$253.4	$260.0	$254.0

Inaccuracies and Inconsistencies

- **The CFO attributed the 1Q13 earnings miss & increase in bad debt to higher gas prices, but gas prices had actually decreased 2-6% YoY**

Average Price per Gallon of Regular Gasoline[2]

	FL	MS	PA	AL	TN	USA
1Q12	$3.66	$3.50	$3.63	$3.45	$3.44	$3.57
1Q13	$3.49	$3.28	$3.56	$3.30	$3.26	$3.45
% Change	-5%	-6%	-2%	-4%	-5%	-4%

Source: Company filings, press releases, earnings calls and Morgan Stanley equity research.
1. 6.9% was HMA same store reported revenue per adjusted admission.
2. US Energy Information Administration.

PAGE 12
PAGE 13 The CFO consistently shows a lack of seriousness in meetings and responds to questions with laughter and non-responsive answers - even after major earnings misses and significant declines in the stock On April 10, HMA pre-announced poor 1Q13 results: HMA missed consensus EBITDA by 21%, consensus EPS by 43%, and consensus admissions by 570bps HMA's stock opened down well over 10% and ultimately closed the day down over 15% While delivering this bad news for investors, the CFO was laughing - the transcript quotes him laughing at least six times - and responding to serious questions with flippant answers: Analyst, JP Morgan: "A couple of things here. First, what was the internal EBITDA target for Q1, that you embedded in the original 2013 guidance?" CFO, HMA: "A different number than yours. (LAUGHTER)" On May 3, HMA fully announced its poor 1Q13 results & the opening of an SEC investigation. Given further negative news the stock traded down 6-7% and the CFO was again cited laughing a number of times on the official call transcript The CFO's pattern of behavior is unconstructive HMA Stock: April 10, 20131 The CFO: Inconsistency, Inaccuracy, & Unconstructive Behavior Source: Company filings, press releases, earnings calls and Morgan Stanley equity research. 1. Bloomberg analytics data.

SUBOPTIMAL CAPITAL ALLOCATION POLICY

Despite predictions from professional interest rate forecasters, and Fed Chairman Bernanke himself, that rates would rise over time...

3/1/13: Remarks by Ben Bernanke at the Annual Monetary/Macroeconomics Conference

- *"The basic message is clear--long-term interest rates are expected to rise gradually over the next few years...The forecasts in chart 4 imply a total increase of between 200 and 300 basis points in long-term yields between now and 2017."* [1]

...HMA remained "comfortable" with its outsized floating-rate debt exposure

5/3/13 Q1 earnings call: HMA CFO

- *"I'm certainly comfortable in this rate environment being floating...I'm not sure that you are going to see much growth in interest rates. A ten-year treasury is at 1.64."* [2]
- *"--I am still ten months out, so we'll be evaluating that more and more as the time draws near in making a decision about that. We will have plenty of bankers, as well, trying to share their wisdom with us. So (laughter) we'll take a good look at it and evaluate it as rates do change. I imagine we'll hear from Robert W. Baird even."* [2]

HMA's "comfort" has proven ill-advised as interest rates have moved higher since the CFO's May 3rd remarks:



10yr US Treasury Yield
2.80%
2.40%
2.00%
1.60%
1.20%
HMA CFO's comments
Bernanke's remarks
6/21/2012
7/21/2012
8/21/2012
9/21/2012
10/21/2012
11/21/2012
12/21/2012
1/21/2013
2/21/2013
3/21/2013
4/21/2013
5/21/2013
6/21/2013

FINANCIAL TIMES

Bond Sales Dry Up As Interest Rates Rise

(June 13, 2013) – *"The bond market is a bit of a disaster right now,"* said Michael Collins, senior investment officer for Prudential Fixed Income. *"All that borrowing for the sake of borrowing just because yields were at record lows is probably behind us."*

THE WALL STREET JOURNAL.

Bond Investors Head for the Hills

(June 19, 2013) – Signs of a stronger U.S. economy are rippling through the bond markets, sending investors and corporate leaders racing to prepare for higher interest rates.

BARRON'S

A Change in Tune

(June 22, 2013) – The world probably has seen the peak in central-bank liquidity and the bottom in interest rates.

1. "Long-Term Interest Rates", Ben S. Bernanke, p. 9-10.
2. HMA 1Q13 earnings call transcript.

PAGE 14
Suboptimal Capital Allocation Policy Fixed Rate Debt (% of total) Variable Rate Debt (% of total) Hospital Competitors1 83% 17% HMA2 41% 59% 1. Weighted average fixed/variable debt percentages of CYH, HCA, LPNT, THC, UHS and VHS net of interest rate swaps. Sourced from most recent 10-Q filings. 2. Post-Feb 2014 interest rate swap expiration doesn't match floating rate maturities. 3. Page 35, 3/31/13 10-Q. 4. Page 17, 3/31/13 10-Q. 5. Bloomberg 5-year swap spread data. After their interest rate swap maturity in Feb. 2014, HMA will have outsized exposure to variable-rate debt versus peers ...meanwhile, the cost to hedge against rising interest rates through their 2018 Term Loan maturity has increased - the 5 year swap rate has increased 92% YTD5 The company freely discloses that their current interest rate swap is not an effective cash flow hedge in their 10Q... As part of a restructuring of our long-term debt on November 18, 2011, our former credit facility was terminated but the interest rate swap contract was not 3...Because of our debt restructuring, the interest rate swap contract is no longer an effective cash flow hedge instrument4 PAGE 15

COMPLIANCE CONCERNS HAVE LED TO MULTIPLE INVESTIGATIONS

Allegations of Fraud

2010 — ***Whistleblower Lawsuit***

- Former CEO of Physicians Regional Medical Center Michael Mastej filed a lawsuit against HMA in 2010
- Mastej's case claimed that HMA used incentives to increase physician Medicare patient referrals to HMA hospitals

2011 — ***Dept. of Justice Investigation***

- Similar allegations of fraud sparked a Department of Justice and HHS-OIG investigation in May 2011
- The DOJ/HHS-OIG are investigating physician referrals, patient admissions, ER tests, and surgical procedures for possible fraud
- November 16, 2011: CtW Investment Group sends a letter to HMA's Chairman of the Audit Committee (Kent Dauten) asking the company to engage an independent commission to review the risks associated with HMA's business strategies and disclose the findings to shareholders

2012 — ***Whistleblower Lawsuit & 60 Minutes Investigation***

- January 17, 2012: CtW Investment Group sends a follow-up letter to HMA's Chairman of the Audit Committee (Kent Dauten) regarding ongoing litigation and federal investigations asking for HMA to provide greater disclosure and transparency to shareholders
- Former HMA compliance director Paul Meyer sued HMA in 2012 for wrongful termination after reporting Medicare fraud
- HMA stock price dropped ~13% after news of the lawsuit
- The television show 60 Minutes aired an investigation of HMA on December 2, 2012, which reported that HMA pressured physicians to increase admissions
- The stock price dropped ~6% after the investigation aired
- December 2, 2012: The television show 60 Minutes airs piece on alleged claims of inappropriate ER admitting practices

2013 — ***SEC Inquiry***

- HMA received a subpoena from the SEC on April 25, requesting documents relating to its "accounts receivable, billing write-downs, contractual adjustments, reserves for doubtful accounts, accounts receivable aging and revenue."

PAGE 16
Weak Corporate Governance - Compliance / Quality Notes: While compliance issues are presently handled through HMA's Audit Committee, the one Board member with prior Chief Legal and Chief Compliance Officer experience does not sit on the Audit Committee. HCA established Audit and Compliance Committee in 2006 and Patient Safety and Quality of Care Committee in 2005. THC established the Compliance and Ethics Committee in 1994 or earlier and it became the Quality, Compliance and Ethics Committee in 2004. LPNT established Compliance and a specific heading in its Audit and Compliance Committee by 2000 or earlier. LPNT added the Quality Committee in 2010. CYH established compliance as a specific focus in its Audit and Compliance Committee in 2000. Unlike peers, HMA does not have a Board specific committee with direct oversight of both compliance and quality Several publicly traded hospital company boards now have separate, board level committees focused on quality of care and patient safety (e.g., HCA, LPNT, THC) Many of these peer companies also formally recognize their Audit or Quality committees as also being the Compliance committee, where the company's Chief Compliance Officer reports Board Committees HMA CYH HCA LPNT THC UHS HMA - Fresh Alternative Audit Audit and Compliance Audit and Compliance Audit and Compliance Audit Audit Audit Corporate Governance and Nominating Corporate Governance and Nominating Corporate Governance and Nominating Corporate Governance and Nominating Corporate Governance and Nominating Corporate Governance and Nominating Corporate Governance Compensation Compensation Compensation Compensation Compensation Compensation Compensation Patient Safety and Quality Quality Quality, Compliance and Ethics Compliance and Quality Executive Executive Finance PAGE 17

Weak Corporate Governance – Compensation

Unlike its peers, executive incentive compensation at HMA through 2012 has been based solely on EBITDA – with no focus on per share metrics or quality metrics

- Each of the publically traded hospitals with quality metrics have had them for significant periods of time

Incentive Criteria

	HMA	CYH	HCA	LPNT	THC	UHS
EBITDA	✓	✓	✓	✓	✓	✓
Operational Metrics		✓		✓	✓	
Quality[1]			✓	✓	✓	
Revenue		✓		✓		✓
TSR			✓			✓
Cash Flow					✓	✓
EPS						✓
Other Financial Metrics						✓

Source: Company proxy statements.
1. HCA added quality as a metric in 2010 (previously tied compensation to quality as far back as 1997). LPNT added quality as a metric in 2007. THC added quality as a metric in 1993 or earlier.

PAGE 18
Quality: We Believe HMA Added a Toothless Standard for 2013 PAGE 19 In its proxy statement (Def 14A) for 2013, HMA announced that starting in 2013 it would make incentive compensation program awards based on both 1) 2013 Adjusted EBITDA performance against HMA's 2013 profit plan and 2) HMA's achievement against specified clinical process of care measures under the 2014 Hospital Value-Based Purchasing (VBP) Program. In 2013, HMA finally joined its peers in tying executive compensation to quality However, we believe HMA's quality standard is weak Targets the median, half the time, and on only process-of-care measures HMA's Quality Requirement does not require superior performance in quality, only results at or above the national median on only roughly half (7 of 13) of the CMS process-of-care measures1 No penalty or partial loss of bonus is associated with how poorly the company performs on the bottom 6 of 13 of the measures (i.e., HMA could perform very badly on 6 of 13 measures and a full bonus still be awarded)1 The CMS VBP scoring system provides credit for improvement2 - as HMA's strategy is to improve results of acquired hospitals, it is surprising that there is no consideration for improvement in these results on a year over year basis The HMA Quality Requirement does not include non-VBP measures such as adverse patient events, unanticipated readmissions, hospital acquired infections, patient falls, patient and physician satisfaction measures, etc. We believe HMA's peers that use quality as a metric for incentive compensation have more robust standards3 We believe HMA's Board ignores leading-edge indicators of outcomes and patient experience While the "process of care" measures represent 70% of the CMS VBP computation in 2013, the metric declines to 45% in 2014 and to 20% in 2015, illustrating CMS's conclusion that these measures are becoming less relevant2 In 2014, 55% of the VBP computation is based upon the more contemporary "Outcomes of Care" measures (25%) and "Patient Experience" measures (30%)2 - the HMA "Quality Requirement" includes no consideration whatsoever of these more leading- edge metrics Leaves impact on management incentives to the Board's discretion "If [HMA] does not meet or exceed the Quality Requirement, the [Compensation] Committee will exercise its discretion to reduce the portion of the Adjusted EBITDA-Modified Performance Components that is eligible to vest and be paid by up to 20%." 1 Other hospitals, such as LPNT and THC, don't leave any discretion to the Board and have greater amounts of management incentives at risk3 1. "Award Notice" filed in May as an exhibit to HMA's Form 10-Q for the first quarter of 2013. 2. CMS National Provider Calls on Hospital Value-Based Purchasing for FY13, FY14, and FY15 (held in 2012, 2012 and 2013, respectively). 3. 2013 proxies for HMA, LPNT, and THC.
Quality: Actions Speak Louder Than Words PAGE 20 "Health Management's vision is to lead the hospital industry in quality: Clinical metrics, patient outcomes, and customer service; and achieve top tier in the hospital industry in customer satisfaction for our patients, physicians, and associates." -- HMA vision statement1 What They Say: "For at least 7 of 13 Clinical Process of Care Measures in the CMS 2014 Hospital VBP, Health Management VBP Hospitals' composite score for the First Grant Year will equal or exceed the Clinical Process of Care Measure National Median." -- HMA Incentive Compensation Plan2 What They Do: 1. HMA vision statement, as given within the "Company Overview" on the HMA website HMA.com. 2. From "Award Notice" filed in May as an exhibit to HMA's Form 10-Q for the first quarter of 2013. The new quality metric rewards achieving the median, half the time - far afield from "leading the industry" in quality or "achieving top tier" In plain English:
PAGE 21 The Board's misaligned executive incentive compensation structure has been tied exclusively to aggregate EBITDA growth - as opposed to any per share metrics Board has misguided view that aggregate measures like EBITDA growth drive share price performance, whereas they place no emphasis on per share measures like EPS and FCF per share 2012 Proxy - "For 2012, the compensation committee used Adjusted EBITDA as the sole performance metric under the annual and long-term incentive compensation programs because it believes that Adjusted EBITDA provides a simple and understandable measure of our recurring profitability and it is highly correlated to our stock price performance" However, despite 86% EBITDA growth - through an acquisition led strategy - HMA's total shareholder return (TSR) suffered (<1% versus the Hospital Group's TSR1 of 39%) Aggregate growth metrics are not appropriate to be the key or sole performance metric for incentive compensation Board's Executive Incentive Compensation Plan is Misaligned It is noteworthy that in HMA's Annual Letters to Shareholders and Partners it makes no mention of this all-important EBITDA metric. Rather, in the one communication directly from the CEO and Chairman each year to shareholders, the only operating data that they speak to is Revenue, Operating Income, EPS, and Cash from Continuing Operations - no mention at all to EBITDA growth - the sole metric used to pay incentive compensation Source: Bloomberg total shareholder return analysis assuming dividends reinvested in security. 1. "Hospital Group" includes HCA, THC, CYH, LPNT, and UHS except where indicated. HCA reflects total compounded shareholder return from 1/1/03 to 11/17/06 (leveraged buyout date) and 3/10/11 (initial public offering date) to 12/31/12 per Bloomberg analysis.

HMA Misapplied Management Incentive Compensation

Management was paid 108% of incentive compensation ***despite missing all key guidance metrics***

HMA 2012 Performance	HMA Guidance	Actual	Result	Which of these items doesn't add up?
Adjusted EBITDA[1]	$875-925M	$871M	MISSED (0.4-6%)	(A)
Earnings per Share[1]	80-90c	75c	MISSED (6-17%)	(B)
Admissions	-2% to 0%	-4.8%	MISSED (2.8-4.8%)	(C)

HMA 2012 Management Incentives			Result	
Performance Target set by Board: Adjusted EBITDA	Target: $924M	Actual: $871M	MISSED (6%)	(D)
Annual Cash Incentive			PAID 108%	(E)
Long-term Cash & Equity Incentive			PAID 100%	(F)

Compensation Committee
Kent P. Dauten
Robert A. Knox
William C. Steere, Jr.

→ *How could the Board approve Management incentives when HMA missed all performance targets?*

→ *The following 3 slides lay out the Board's approach*

Source: Company filings including 2012 proxy statement, press releases, earnings calls and Morgan Stanley equity research.
1. Excluding HITECH incentive payments. $871M actual EBITDA is based on $963M less $92M of reported HITECH incentive payments.

PAGE 22
PAGE 23 HMA Misapplied Management Incentive Compensation Paid to Hospitals that show "meaningful use" of electronic records Paid by the federal government Established in 2009 by the "stimulus package" Available 2011-2016 HMA's 2012 guidance cited an estimated $90- 120M in HITECH meaningful use reimbursement1 The guidance explicitly excluded HITECH incentive payments from Adjusted EBITDA HITECH Incentive Payments (CHART) $92M $963M (104% of Target) $871M (94% of Target) Management Incentive Target: $924M HMA Performance (2012) EBITDA ($M) Management allegedly "beat" its 2012 Performance Target by including HITECH incentive payments Source: Company filings including 2012 proxy statement, press releases, earnings calls and Morgan Stanley equity research. 1. Guidance based on 1/9/12 press release.
PAGE 24 HMA Misapplied Management Incentive Compensation Date Reference HMA Management Announcement HITECH Incentive Payments in Adj. Adjusted EBITDA January 9, 2012 HMA Press Release Issued 2012 guidance: Adjusted EBITDA of $875-925M Excluded March 26, 2012 Barclays High-Yield Bond Conference Reiterated guidance: Adjusted EBITDA of $875-925M Excluded May 9, 2012 Deutsche Bank Health Care Conference Reiterated guidance: Adjusted EBITDA of $875-925M Excluded June 4, 2012 Jefferies Global Healthcare Conference Reiterated guidance: Adjusted EBITDA of $875-925M Excluded October 22, 2012 Q3 Earnings Call Revised 2012 guidance: Adjusted EBITDA of $875-915M Excluded November 15, 2012 Credit Suisse Healthcare Conference Reiterated guidance: Adjusted EBITDA of $875-915M Excluded December 12, 2012 Oppenheimer Healthcare Conference Reiterated guidance: Adjusted EBITDA of $875-915M Excluded January 13, 2013 Q4 Investor Call Question: "The 2012 numbers for guidance exclude the meaningful use payments?" HMA CFO: "That's correct." Excluded For a full year, HMA had given 2012 guidance to Wall Street that excluded HITECH incentive payments - while holding themselves to a much lower internal target Source: Company filings, press releases, earnings calls and Morgan Stanley equity research.

HMA Misapplied Management Incentive Compensation

Management & the Board's explanation violates the spirit of incentive compensation

- On a May 3rd call with Glenview, HMA's CFO insisted that the $924M Performance Target included HITECH incentive payments
- On a subsequent call on May 15th with Glenview, Chairman Schoen & Lead Director Knox confirmed the $924M Performance Target was established when original external guidance was given & that it included HITECH incentive payments – despite external guidance excluding HITECH incentive payments

Management's Public Guidance to Investors	Low	High		Board's Adjusted EBITDA Performance Target & Implications vs. Public Guidance	Low	High
Implied EBITDA with HITECH	965	1045	Step 1 →	Board's Adj. EBITDA Target with HITECH	924	
				% of Public Guidance to Investors	96%	88%
HITECH (Given)	90	120	Step 2	HITECH	120	90
Adjusted EBITDA ex-HITECH (Given)	875	925	→	Implied Target ex-HITECH	804	834
				% of Public Guidance to Investors	92%	90%
Implied EPS Guidance with HITECH	$1.03	$1.21	→	Implied Board EPS Target with HITECH	$0.90	
				% of Public Guidance to Investors	87%	74%
EPS Impact of HITECH	$0.23	$0.31	Step 3	EPS Impact of HITECH	$0.31	$0.23
EPS Guidance ex-HITECH (Given)	$0.80	$0.90	→	Implied Board EPS Target ex-HITECH	$0.59	$0.67
				% of Public Guidance to Investors	74%	74%

Step 1 The Board's $924M Target included HITECH revenue. However, the external guidance to Wall Street investors of $875-925M explicitly excluded the benefit of $90-120M of expected HITECH revenue

Step 2 To then make the Board $924M number comparable to guidance provided to investors, excluding $90-120M from this $924M yields an internal Board and Management EBITDA target of only $804-834M—8-10% lower than external guidance

Step 3 Applying the same approach in Step 2 to EPS guidance yields an internal Board and Management EPS target of 59-67c—this is 26% below external guidance

➡ In plain English, HMA management could have missed EBITDA guidance by 9%—and EPS guidance by 26%—and they still would have delivered on 100% of the internal Board and Management plan for incentive compensation

➡ This is incongruous with HMA's Proxy: *"at the time the 2012 profit plan was established, the compensation committee believed that it was challenging;"* or the Board's belief that its *"executive compensation programs are founded on the belief that there should be a substantial and meaningful connection between the compensation of our named executive officers and the amount and quality of our earnings"*

➡ Furthermore, to the extent that the Board and Management believed the likely EPS results for 2012 would come in 26% lower than guidance, such application of incentive compensation is misaligned

Source: Company filings including 2012 proxy statement, press releases, earnings calls and Morgan Stanley equity research.

PAGE 25
PAGE 26 Ineffective Incentives & Strategy Have Led to Near Zero Shareholder Growth in 10 Years According to a recent HMA proxy, the Board "believes that Adjusted EBITDA provides a simple and understandable measure of our recurring profitability and it is highly correlated to our stock price performance" The Board is mistaken Source: Company data and Morgan Stanley equity research estimates. 1. 2002 and 2012 EBITDA based on company filings and Morgan Stanley equity research. 2. Reflects share price as of 1/2/2003 . 3. Adjusted share price for dividend reinvestment, from Bloomberg, as of 12/31/2012. 4. Market cap as of 5/6/2013. Includes announced deals. 5. Hospital group includes HCA, THC, CYH, LPNT, and UHS. The Board & Management's myopic focus on EBITDA growth has failed: over the last 10 years, total shareholder return has increased <1% (CHART) HMA Total Growth, 2002-2012 2002 $517mm1 $18.452 2012 $963mm1 $18.533 M&A as % of Market Cap vs. Peers, 2010-20134 (CHART) HMA spent 2.1x the hospital group average from 1/1/2010 to 5/6/2013 on acquisitions (as a percentage of its market cap) Meanwhile, HMA's total shareholder return over that period lags the hospital group by ~39% 5

THE BOARD HAS WEAK STRATEGIC VISION

HMA claims to have targeted EBITDA growth through M&A...

- Management's model is to purchase hospitals at double-digit multiples of current EBITDA
- Their goal: Improve operations to where the final purchase price is approximately 5x EBITDA in year 5

Transaction Date	Acquisition	State	Assets	Transaction Price
Pending	Munroe Regional Medical Center	FL	1 hospital, 421 beds	$211M[1]
April 2013	Bayfront Health System	FL	1 hospital, 480 beds	$162M for 80%
April 2012	INTEGRIS Health	OK	5 hospitals, 226 beds	$61.9M for 80%
October 2011	Mercy Health Partners	TN	7 hospitals, 1,323 beds	$532.4M
May 2011	Tri-Lakes Medical Center	MS	1 hospital, 112 beds	$38.8M for 95%
October 2010	Wuesthoff Health System	FL	2 hospitals, 413 beds	$152M
July 2010	Shands HealthCare	FL	3 hospitals, 139 beds	$21.5M for 60%

- *At least ~$600m of $1.2B spent since January 2010 was on hospitals that were non-strategic, located outside HMA's core geographic footprint[2]*

...but their poor track record is reflected in HMA's stock price

- The Board recently hired outside advisors to help focus its M&A strategy, citing the discontinuity of prior acquisitions and their prior focus on just buying "boxes" without geographic density and strategic focus
  - *"It's more about the demographics and the out migration and the location and being nonurban that drive our decision-making"* — HMA CFO, July 24, 2012 Earnings Call
- This quarter, HMA management called out inferior performance at newly acquired hospitals
  - *"Increases in uninsured outpatient and emergency room volumes, and decreases in the collection of deductibles and co-pays impacted bad debt expense, particularly at hospitals recently acquired"* — HMA 1Q13 pre-release announcement, April 2013

1. Estimate based on Morgan Stanley equity research estimates.
2. HMA previously had 2 hospitals in Oklahoma and 3 in Tennessee.

PAGE 27

SUBOPTIMAL CAPITAL ALLOCATION POLICY

HMA has been the only hospital company to not consider repurchases

- Over the last decade, HMA has pursued a myopic strategy focused solely on EBITDA growth through acquisition
- While Management and the Board have focused on M&A, they have done so at the exclusion of other value-creation strategies such as share repurchases
- HMA's acquisition strategy hasn't been consistent in its approach and the company recently admitted to problems with both its historical acquisition strategy and its execution of recent deals



Share Repurchase
2011-2012
Share repurchase ($M)
$1,600
$1,200
$800
$400
$0
$0
$80
$86
$270
$792
$1,503
HMA
UHS
CYH
LPNT
THC
HCA

		HMA	UHS	CYH	LPNT	THC	HCA
Capital Allocation	Share repurchase	0%	11%	10%	46%	70%[1]	23%
	M&A	100%	78%	87%	54%	26%	29%
	Dividend	0%	11%	3%	0%	3%	48%
	Total ($M)	$656	$715	$846	$591	$1,125	$6,622
Average price of repurchase		N/A	$39.12	$24.72	$36.69	$23.65[2]	$18.61
Stock price on May 6, 2013[3]		$10.73	$66.75	$46.17	$47.59	$47.00	$41.40
Total Return on Investment		N/A	71%	87%	30%	99%	122%

Source: Company filings, press releases, earnings calls and Morgan Stanley equity research.
1. Includes $292M of preferred convertibles. 2. Adjusted for THC 4:1 reverse stock split in 2012. 3. Based on "unaffected price" of $10.73 prior to Glenview filing 13-D after market close on May 6, 2013.

PAGE 28

SUBOPTIMAL CAPITAL ALLOCATION POLICY

Historical intransigence about considering stock repurchases demonstrates a deep seated bias by HMA's Board to even consider share repurchases as an effective tool to increase shareholder value

- Despite our repeated attempts to communicate share repurchase as an alternative for capital allocation, to the best of our knowledge, share repurchase was never formally considered and certainly was not adopted by the Board
- When Glenview met with the senior management on two occasions in 2012, Glenview presented the case of adding leverage to opportunistically repurchase shares at significant discounts to intrinsic value ($6.47 on June 13, 2012, and $9.02 on December 19, 2012). Even at these depressed share price levels, the company didn't agree on the value of the strategy
- Below are two illustrative examples from those meetings that show the amount of equity that HMA could have repurchased by increasing total leverage to 4.5x and 5.0x

	June 13, 2012 Meeting with CFO in NYC		December 19, 2012 Meeting with CEO in NYC	
HMA Stock Price	$6.47		$9.02	
Current cash on balance sheet	$51		$182	
Minimum cash (GCM estimate)	50		50	
Free cash for share repurchase	**1**		**132**	
Plus Free Cash Flow for 2Q12-4Q12	**227**		**33** (4Q12est)	
Current Total Debt	3,563[2]		3,569[3]	
LTM EBITDA	853		933	
2012 EBITDA[1]	900		895	
2012 EBITDA multiple	5.7x		6.4x	
Current Leverage (debt to LTM EBITDA)	4.2x		3.8x	
Target Leverage (debt to EBITDA)	4.5x	5.0x	4.5x	5.0x
Additional Leverage Capacity	$487	$937	$458	$906
Cash available for repurchase	$716	$1,166	$623	$1,070
Market Cap	$1,654 (6/13/2012)		$2,316 (12/19/2012)	
Additional Repurchase Capacity	43%	70%	27%	46%

1. EBITDA estimates reflect the mid-point of HMA's guidance respectively.
2. Balance sheet stats as of 1Q12 actual.
3. Balance sheet stats as of 3Q12 actual.

PAGE 29
PAGE 30 Capital Allocation to Share Repurchase Consistently Outperforms Companies that consistently invested their cash flow and resources in a share repurchase program have generated material outperformance over the past 5, 10 and 15 year periods, leading to an average of more than 4% greater annualized returns versus the S&P 500 index and 4x the amount of investor gains over the 15-year period Total Return: Buyback vs. S&P 500 5-year period ending 6/24/13 Total Return Index (CHART) Source: S&P500 Buyback Index and S&P500 Total Return Index, Bloomberg (CHART) (CHART) Total Return: Buyback vs. S&P 500 10-year period ending 6/24/13 Total Return: Buyback vs. S&P 500 15-year period ending 6/24/13 Buyback S&P 500 Buyback S&P 500 Buyback S&P 500 Buyback: 4X greater investor gains
PAGE 31 Excessive Tenure: The Board is Insular & Stale HMA's peers have not made the same mistake Average tenure for the HMA Board: ~17 years HMA Director Year Appointed Tenure (Years) Dauten 1981 32 Schoen 1983 30 Knox 1985 28 Westerfield 2000 13 Kiernan 2001 12 Steere 2003 10 O'Meara 2005 8 Goldschmidt 2011 2 Average Tenure Average Tenure 16.9 Source: Company filings and proxy statements. 1. Independent Directors. 2. 4/8/13 proxy. 3. 5/12/13 proxy. 4. 6/4/13 proxy. 5. 5/3/13 proxy. 6. 5/21/13 proxy. 7. Spencer Stuart Board Index, 2012. (CHART) Average Board tenure (years)1 Independent Board Members 8 4 7 8 6 New Members: Last 7 years 1 2 2 3 2 % of Total 13% 50% 29% 38% 33% Members with 12+ years tenure 5 2 3 0 0 % of Total 63% 50% 43% 0% 0% 78% of all S&P 500 boards have an average tenure of 10 years or less7 3 2 4 5 6
PAGE 32 "The Rights will cause substantial dilution to any person or group that attempts to acquire the Corporation without the approval of the Board of Directors" "The determination of the Board of Directors to redeem the Rights may be made on such basis and be subject to such conditions as the Board of Directors, in its sole and absolute discretion, may establish" 1 2 Board eliminates ability to own 15%+ of HMA Board determines who can own 15%+ Board entrenched for at least 1 year HMA implemented the Rights Plan in response to a 13D filing made by Glenview The Rights Plan (Poison Pill) authorizes the Board to issue one "Right" for each outstanding share of common stock Each "Right" allows for purchase of 1/1000 of a share of preferred stock These "Rights" become exercisable if a person or group acquires beneficial ownership of 15+% of voting shares, essentially eliminating the value of shares purchased above 15% 3 This rule could remain in place until May 24, 2014, at the Board's absolute discretion, with no limitations applied to the Board The Poison Pill "An Acquiring Person does not include...any person who the Board of Directors determines in good faith becomes the owner of 15%" "The Corporation (at the direction of the Board of Directors in its sole and absolute discretion) may amend the Rights Agreement in any manner without the approval of any holders of the Rights" The "Rights Plan": Giving the Board All of the Power & None of the Liability "The Board of Directors shall have the exclusive power and authority to administer, interpret and apply this Agreement...All such actions, calculations, interpretations and determinations done or made by the Board of Directors in good faith shall (i) be final, conclusive and binding...and (ii) not subject any member of the Board of Directors to any liability to the holder of Rights" -HMA 8K May 24, 2013 June 2012: Glenview communicated view that share repurchase should be considered in capital allocation policy December 2012: Glenview communicated concerns about financial management to CEO January 2013: Glenview communicated concerns about financial management to Chairman May 2013: Glenview privately reiterated its concerns about financial management to the HMA Board Outside Suggestion HMA Response CFO believed stock was undervalued, but said the Board was not convinced that a share repurchase would result in a higher stock price (HMA share price on June 13: $6.47) CEO seemed more open to share repurchase, but nothing was authorized Chairman was noncommittal to consider either share repurchase or adopting a balanced capital allocation strategy Hostile response from Board (detailed on next slide) included a "poison pill" that gave the Board sole discretion over who can buy >15% of HMA stock Our View: Board Failure to Consider Alternatives to Create Shareholder Value
PAGE 33 Our View: Board Failure to Consider Alternatives to Create Shareholder Value May 2013 Timeline Hostile actions indicative of an insular board No calls after the Annual Meeting, despite two offers for a Board-level meeting HMA cancelled its management meeting with Glenview, telling investors it was not in HMA's best interest HMA put a Poison Pill in place The CEO did not respond to a request to speak May 10 Glenview sent a draft letter to Chairman and Lead Director, indicating that Glenview would not be voting to re-elect the Board members at the Annual Meeting and expressing specific concerns regarding Board & management performance and methodology of payment of 2012 incentive compensation Letter specifically requested a call prior to the Annual Meeting May 13 HMA outside counsel called Glenview to say that HMA couldn't do a meeting before the Annual Meeting, but they would like to have a meeting with Glenview and the full Board May 15 Glenview had a brief call with the Chairman and Lead Director devoted exclusively to the topic of management compensation - Glenview indicated that it didn't believe the Board's methodology was appropriate Chairman and Lead Director specifically indicated a desire to meet with Glenview and the full Board soon after the Annual Meeting May 17 UBS confirmed a meeting between Glenview and HMA management on May 22 at the UBS Healthcare Conference Glenview submitted its final proxy ballot for the Annual Meeting, voting "Withhold" for all Directors Glenview notified HMA of its Hart-Scott-Rodino (HSR) filing - legally required for Glenview to purchase even 1 more share of HMA May 21 HMA Directors were re-elected at the Annual Meeting HMA representatives cancelled management's May 22 meeting with Glenview May 22 HMA CFO told investors at UBS conference that it's not in HMA's best interest to talk to Glenview No contact from HMA about any meeting between Glenview and the Board in the days following the Annual Meeting May 24 HMA adopted Poison Pill to stop Glenview from accumulating more shares Management and the Board ceased communication with Glenview May 29 Glenview reached out to departing CEO Newsome - email went unreturned
PAGE 34 Defensive Insular Tactics Are Not a New Phenomenon - 2007 Case Study 1. Per Bloomberg assuming divided reinvestment. 2. Note that the total shareholder return assuming dividends reinvested in security from 1/17/2007 through 5/6/2013 has been 0.2% . Given the LBO of HCA earlier in 2006, there was confirmed Private Equity interest in HMA in 2007 (confirmed by William Schoen - see below) Instead of selling to Private Equity, press reports (see below) described William Schoen as using the $10 dividend to "fend" off Private Equity interest Situation Background to the Dividend Announcement Relevance to Today Jan. 17, 2007, after the market close, HMA announced a $10 per share dividend HMA added leverage to fund a $2.4bn payout, taking debt/EBITDA leverage to 5.4x Stock price closed on Jan. 17, 2007 at $21.17 Post the dividend on Mar. 2, 2007, the stock closed at 10.29 Stock price closed on Dec. 31, 2007 at $5.98 Total shareholder return for the period 1/1/2007 to 12/31/2007 was negative 45%1 Based on William Schoen's own commentary and press accounts - in 2007, Schoen fended off serious Private Equity interest that could have resulted in a premium to shareholders Rather than recommending a premium sale to Private Equity, allowing all shareholders to benefit, Schoen and the Board (7 of whom are currently members of the 8 independent directors today), recommended a defensive tactic in the form of a $10 per share dividend In the ensuing months, the stock fell precipitously Fast forward to today. While the Board has announced that it is has engaged investment bankers in the "ongoing consideration of strategic alternatives and opportunities available to HMA" we question the openness to a complete examination of strategic alternatives given the historical events Q: "Take us inside the HMA boardroom. How did the deal come together?" William Schoen - "... Naturally, after the HCA leveraged buyout (LBO), there were several buyout firms that contacted our company. Frankly, we talked to the board about this approach and I said to the board that I think we ought to look at all approaches. As you know, in a leverage buyout you give a small premium - and it has been a small premium - to the shareholders and they're basically out." Q: "Did private equity firms make an offer to buy HMA?" William Schoen - "The best way to put that is that we were in serious discussions. When it came to serious discussions, I recommended to the board that we look at all our alternatives. Again, the LBO would have been good for top management, including myself, and it would have enhanced our wealth. But the shareholders in my opinion would get the short end of the stick. This [$10 dividend] is much more advantageous to our shareholders."2 Dividend Delight (Friday, March 16, 2007) - William Schoen has been chairman of Health Management Associates for more than 20 years, but don't expect the 70-year-old executive to fade away. In a bold move, Schoen fended off private-equity investors that have snapped up rival hospital companies, such as HCA last year, by using some of the same tactics. January 17th 2007 Wall Street transcript Gary Lieberman, Analyst, Stanford Financial Group: "Can you talk about if the Company through this process discussed taking the Company private through a leveraged buyout and kind of how you decided that this was the better alternative?" Bill Schoen, HMA Chairman: "Yes, this is Bill Schoen speaking. We absolutely did, and we had several conversations with several people regarding that. And we came to the conclusion because of our extraordinary, outstanding balance sheet, that it would be a better approach -- the directors felt it would be a better approach to go ahead and give this cash dividend to our shareholders and then allow our shareholders to continue in the growth of our Company."2
PAGE 35 Fiduciary Duties and Change of Control HMA's Board of Directors included a "poison proxy put" provision in its 2011 Credit Agreement ($2.2 billion outstanding) that results in an event of default if a majority of the Board is replaced by Glenview's nominees The Credit Agreement has a "dead hand" provision, meaning the Board does not have the ability to pre-approve the Glenview nominees to avoid an event of default The Credit Agreement with this poison put was entered into in 2011, after a Delaware court in Amylin Pharmaceuticals (May 12, 2009) pointedly described a similar poison put provision: In May 2009, Delaware court held that entering into Credit Agreement with poison put provision gives rise to grave concerns with respect to fiduciary duties as they could eviscerate the shareholder franchise Only two years later, HMA's Board agreed to such a provision Were HMA's Board's actions in 2011 appropriate and in shareholders' interests? Facts Fiduciary Duties Our Opinion "A provision in an indenture with such an eviscerating effect on the stockholder franchise would raise grave concerns. In the first instance, those concerns would relate to the exercise of the board's fiduciary duties in agreeing to such a provision."
PAGE 36 Shareholders' Value-Enhancing Solution: Revitalize HMA
PAGE 37 Executive Summary - Revitalize HMA "And in the specific case of HMA, we think that this is precisely the sort of action that could fix long-standing problems. In short, we think that Glenview is pursuing precisely the correct course and believe that it can be successful in building a consensus among HMA shareholders to nominate new directors and change the course of the company." - CRT Capital Group LLC, June 12, 2013 1 Elect a blue-chip Board - to serve for the benefit of ALL shareholders, not for ONE shareholder 2 Establish constructive path forward 3 Maintain continuity "We believe HMA shares will trade higher if the Board adopts any of a number of possible shareholder friendly actions... Given the recent poison pill adoption, it does not appear that the Board is currently amenable to such overtures, but the possibility remains that an activist could call a special meeting to introduce a replacement slate of directors." - Citi, June 12, 2013
PAGE 38 Executive Summary - Revitalize HMA Elect a blue-chip Board - to serve for the benefit of ALL shareholders, not for ONE shareholder The nominees put forth represent leaders in their fields with expertise in areas critical to success and prosperity at HMA - including facilities and payer management experience, significant CEO and CFO experience, regulatory and compliance experience in areas germane to HMA, Human Resources, Corporate Finance and turnaround and restructuring experience No Glenview employee is being nominated to the Board - this is not a change of power from the current Board to one large shareholder, but rather, placing the company in the hands of a Board that can work independently on behalf of ALL shareholders Establish constructive path forward Establish interim management, ensure proper operations and continued high quality health outcomes Work through legacy regulatory issues with authorities Establish long-term capital plan consistent with driving per share value Evaluate all avenues for shareholder value creation 1 2
PAGE 39 Executive Summary - Revitalize HMA Glenview Capital has identified a team from Alvarez & Marsal (A&M) to help transition as potential management during the initial transition and stabilization period at HMA, as necessary Guy Sansone, Head of the Healthcare Group, has over 17 years of experience working as an advisor and senior manager of troubled and underperforming companies across healthcare - including significant experience running hospitals The Healthcare team at A&M consists of over 90 healthcare professionals who can provide immediate support in operational and financial management and in resolving complex regulatory matters with various government agencies Maintain continuity 3
PAGE 40 A Holistic Approach to Addressing the Current Challenges at HMA The Fresh Alternative for HMA Proven managers, leaders and professionals capable of tackling the myriad of operating, cultural, financial and regulatory issues at HMA Mary Taylor Behrens Experience in executive compensation, human resources, succession planning, strategic planning and financial transactions in the healthcare industry Steven Epstein Extensive experience in healthcare law, and service on public, private company and educational institution boards Kirk Gorman Expertise in mergers and acquisitions, corporate finance and corporate governance along with extensive experience as an executive in the hospital industry and on public company boards Stephen Guillard Extensive executive leadership in healthcare services and experience on public and private company boards John McCarty Experience in turn-around situations and financial executive leadership in healthcare and risk assessment services Steven Shulman - Chairman Extensive turn-around experience in the healthcare industry and public and private company board experience Peter Urbanowicz Expertise in regulatory, compliance, financial and turn-around issues facing the healthcare industry, and advisor to multiple boards of directors, management teams, investors and lenders A cohesive team of healthcare visionaries with: Regulatory and compliance experience in areas germane to HMA Human resource, corporate finance, and turn-around and restructuring experience Strategic insight, capital allocation and financial expertise and appropriate oversight capabilities Profound healthcare operating and executive experience JoAnn Reed Extensive experience as a senior financial executive in healthcare services and service on public and private boards 1 2 3 4 5
PAGE 41 The Right Nominees for Shareholder Value at HMA Characteristics of Proposed Nominees Our View: Experience of Proposed Nominees vs. Current Board Leaders in their respective fields Broad executive level leadership Successful track-record in hospital operations Turn-around experience Legal and compliance experience Strong investment expertise and corporate finance backgrounds Proven track record in human resource management Entrepreneurs and creators of widely successful businesses The proposed nominees possess the healthcare services expertise, executive experience, and government litigation experience required to create a new, improved HMA Key Board Member Attributes Number of Proposed Nominees 1 Number of HMA Independent Directors 1 Hospital Operations Management 4 2 Healthcare Services Management 8 3 Public Board Experience (ex. HMA) 6 5 Turn-Around Situations 4 0 1. Based on information contained in consent and revocation statements. vs. vs. vs. vs.
PAGE 42 New Proposed HMA Board Structure and Committee Composition Audit Committee John McCarty (Chair) Kirk Gorman Stephen Guillard Compensation Committee Compensation Committee Governance Committee Steven Epstein (Chair) Stephen Guillard John McCarty Peter Urbanowicz Mary Taylor Behrens (Chair) Steven Epstein Kirk Gorman JoAnn Reed JoAnn Reed (Chair) Mary Taylor Behrens Peter Urbanowicz Steven Shulman Chairman of the Board 1 Note: As Chairman of the Board, Steven Shulman will also serve as an ex officio member of all committees The Compliance & Quality Committee is a newly formed committee that does not currently exist at HMA Compliance & Quality Committee 2
PAGE 43 A Constructive Path Forward Should long-term independence be the value maximizing strategy, then embark on a long-term HR program to build management talent depth and culture Evaluate with an open mind all avenues for shareholder value creation Establish an interim management team with experience in transitional and transformational roles Establish a long-term capital plan and capital allocation strategy consistent with driving per share value, not aggregate value Work constructively and cooperatively with regulatory authorities to resolve legacy issues and establish clear guidelines going forward Ensure proper operations and continued high quality health outcomes Operations Financial & Strategic Alternatives

MAINTAIN CONTINUITY – PROVEN TRANSITIONAL MANAGEMENT

- Glenview Capital has identified a team from Alvarez & Marsal (A&M) to help transition as potential management during the initial transition and stabilization period at HMA, as necessary
- Guy Sansone, Head of the Healthcare Group, has over 17 years of experience working as an advisor and senior manager of troubled and underperforming companies across healthcare – including significant experience running hospitals
- The Healthcare team at A&M consists of over 90 healthcare professionals who can provide immediate support in operational and financial management and in resolving complex regulatory matters with various government agencies
- The table below lists a number of their recent senior leadership roles they have had in the healthcare facilities sector

Extensive senior leadership roles in healthcare facilities and post-acute care

Company	*Location*	*Sector*	*Role(s)*
HealthSouth	Birmingham, AL	Hospitals & Health Systems	Interim CRO
University of Southern California Physician Practice Plan	Los Angeles, CA	Academic Medical	Interim CEO & CFO
Saint Vincent Catholic Medical Centers	New York, NY	Hospitals & Health Systems	Interim CEO/CRO & CFO
Integrated Health Services	Sparks, MD	Skilled Nursing	Interim CEO
Community Health Plan of Washington	Seattle, WA	Managed Care	Interim CEO
Barnabas Health	Livingston, NJ	Hospitals & Health Systems	CRO
University of Tucson	Tucson, AZ	Hospitals & Health Systems	CEO, CFO, CMO
West Penn Allegheny Health System	Pittsburgh, PA	Hospitals & Health Systems	CEO, COO, CFO
Rotech Medical	Orlando, FL	Durable Medical Equipment	Advisor, CRO, CEO
Suncrest Medical	Nashville, TN	Home Health	CRO
Erickson Retirement	Baltimore, MD	Senior Living Facilities	CRO

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PAGE 45 Mary Taylor Behrens Current President of Newfane Advisors, Inc. Former Head of Merrill Lynch Investment Managers, Americas Region Board member of Sagent Pharmaceuticals, Inc. Career Highlights and Experience Board of Directors Experience Founded Newfane Advisors, a private consulting firm, in February 2003 and has acted as President since November 2004 Served as Head or Co-Head of Merrill Lynch Investment Managers, Americas Region from February 2001 to January 2003 Served as Head of Human Resources and a member of Merrill Lynch & Co.'s Executive Committee from February 1998 to January 2001 Joined Merrill Lynch in 1989 as an Associate in the Merchant Banking/High Yield Finance and Corporate Finance Groups; subsequently appointed Vice President of the Healthcare Group in 1992, Director in 1995 and Managing Director in 1996 Joined Chase Manhattan Bank in 1987 as an Associate in the Leverage Lending Group Has served as a member of Sagent Pharmaceuticals, Inc.'s board of directors since November 2010, Chair of the compensation committee and a member of the corporate governance and nominating committee since November 2010, and a member of the audit committee since 2012 Served as a member of the compensation and quality committees of the board of directors of HCR ManorCare from November 2004 to December 2007 Member of the board of the Lawrence Hospital Center Served on the board of the YMCA of Greater New York Served on the Georgetown Board of Regents for seven years, including five years as the head of its athletic committee Value Proposition for HMA: Detailed knowledge of executive compensation and succession and strategic planning Public company human resources experience Experience with financial transactions in the healthcare industry Service on public company boards
PAGE 46 Steven Epstein Founder and Senior Health Partner of Epstein Becker & Green, P.C. Current board member of multiple companies in the healthcare sector Career Highlights and Experience Board of Directors Experience Senior Partner of Epstein Becker & Green, a leading law firm in health care law which he founded in 1973 Provides a wide range of healthcare organizations and providers with strategic legal guidance responding to the legal challenges and opportunities of domestic healthcare Amongst many other honors, Chambers USA has ranked Mr. Epstein among the "Leaders in Their Field" in the Healthcare category (2009 to 2013) and has referred to him as the "father of the healthcare [legal] industry." Chambers USA noted in 2012 that Mr. Epstein "is venerated for his ongoing contribution to the development of concepts such as managed care" Received Columbia Law School's Medal for Excellence, the school's most prestigious award, in 2009 Public and private board experience, including APS Healthcare, Inc., Catalyst Health Solutions, Inc., Catamaran Corp., Discovery Health, Emergency Medical Services Corp., Team Health, MedExpress, Align Networks, Haights Cross Communications and ResCare Serves on the board of advisors of Dauphin Ventures and Radius Ventures Previously Chairman of Critical Care Solutions Nonprofit board membership with Health Insights and Street Law, Inc. Chairman of Columbia Law School Board of Visitors Former member of the Board of Trustees of Tufts from 1999 to 2009 and currently serves as Director Emeritus Value Proposition for HMA: Extensive experience in healthcare legal issues and government regulation Intimate understanding of healthcare organizations and providers Service on public and private health care company and educational institution boards Expertise in maintaining regulatory compliance
PAGE 47 Kirk Gorman Current Executive Vice President and CFO of Jefferson Health System Former Senior Vice President and CFO of Universal Health Services Chairman of the board of CardioNet, Inc. Career Highlights and Experience Board of Directors Experience Currently the Executive Vice President and Chief Financial Officer of Jefferson Health System since September 2003 Employed by Universal Health Services Inc. from April 1987 to March 2003, where he served as Senior Vice President and Chief Financial Officer (1992 to 2003) and Vice President and Treasurer (1987 to 1992) President of Universal Health Realty Income Trust (1987-2003) Began his career at Mellon Bank where he became Senior Vice President Chairman of CardioNet, Inc. since October 2011 and a member of the Company's board since August 2008 Director and member of the audit committee of IASIS Healthcare, LLC's board since February 2004 Served as a Director of Physician's Dialysis, Inc. and member of the board of HCF Guernsey, Ltd. Served as Chairman on the board of Care Investment Trust from June 2007 to October 2009 and as a Trustee of Universal Health Realty Income Trust Former board member of VIASYS Healthcare, Inc. from November 2001 to December 2003 and from February 2005 until its acquisition by Cardinal Health in July 2007 Value Proposition for HMA: Knowledge of corporate finance and corporate governance Acute care and healthcare services mergers and acquisitions expertise Extensive experience as an executive in the hospital management industry Service on several public and private company boards
PAGE 48 Stephen Guillard Former COO and Executive Vice President of HCR ManorCare, Inc. Former Chairman, President and CEO of Harborside Healthcare Corp. Former Co-Founder, President and CEO of Diversified Health Services Career Highlights and Experience Board of Directors Experience Was responsible for HCR ManorCare's $4 billion hospice, home health care and pharmacy, skilled nursing, assisted living and rehabilitation businesses as Executive Vice President (June 2005 to January 2007); later served as the Company's Chief Operating Officer from January 2007 to December 2011 Served as Chairman, Chief Executive Officer and President of Harborside Healthcare Corporation from 1988 - 2005 Named by House Speaker John Boehner to serve on a new 15 member, congressionally mandated Commission on Long-Term Care in February 2013 Value Proposition for HMA: Extensive executive and director leadership in post-acute care services and operations Service on public and private company boards Successful track record in post-acute operations Extensive mergers and acquisitions expertise Serves as Chairman of The Alliance for Quality Nursing Home Care, a coalition of 18 national provider organizations that care for 650,00 elderly and disabled patients annually and employ approximately 425,000 caregivers nationwide Current director of naviHealth, Inc., a provider of post-acute care support solutions Previously served on the board of directors of HCR ManorCare, Inc. from 2006 to 2011 and was a member of the Company's quality committee Former Chairman of Harborside Healthcare Corporation Co-founded and served as Chairman, Chief Executive Officer and President of Diversified Health Services from 1982 to 1988
PAGE 49 John McCarty Former Executive Vice President and Chief Financial Officer of SHPS, Inc. Former Chief Financial Officer of LabOne Inc. Former Senior Vice President and CFO of eai Healthcare Staffing Solutions Career Highlights and Experience Additional Relevant Experience Served as a consultant to Metalmark Capital Holdings, LLC from October 2011 to May 2012 Served as Executive Vice President and Chief Financial Officer of SHPS, Inc. from February 2006 to December 2009 Served as Executive Vice President and Chief Financial Officer of LabOne Inc. from April 2000 to March 2005 Served as Senior Vice President and Chief Financial Officer of eai Healthcare Staffing Solutions, Inc. from January to December of 1999 Former Chief Financial Officer of United Dental Care from November 1997 to November 1998 Served as Executive Vice President and Chief Financial Officer of NovaMed Eyecare Services, LLC. from May 1996 to October 1997 Value Proposition for HMA: Strong business and financial knowledge Experience in turn-around situations Diverse financial leadership in the healthcare industry Executive experience in risk assessment services Assistant Vice President of Corporate Finance and Vice President of Columbia Capital Corporation for Columbia/HCA prior to 1996; responsible for securing over $7 billion in financing for the company during his tenure Served as an investment banking advisor for Healthcare Markets Group Served as the Director of Corporate Finance at Humana
PAGE 50 JoAnn Reed Current Healthcare Services Consultant Director and Audit Committee member of American Tower, Inc. Career Highlights and Experience Board of Directors Experience Served as Chief Financial Officer of Medco Health Solutions from 1996 to March 2008 and as an advisor to the Company's CEO from April 2008 to April 2009 Joined Medco Containment Services, Inc. (Medco Health Solutions' predecessor) in 1988 as Director of Financial Planning and Analysis; appointed as the Senior Vice President of Finance for Medco in 1992 and as Chief Financial Officer in 1996 Served in various financial roles with Aetna/American Re-insurance Co., CBS Inc., Standard and Poor's, and Unisys/Timeplex Inc. prior to joining Medco Appointed as a Director and Chair of the Audit Committee of Mallinckrodt Pharmaceuticals in June 2013 Director and member of the Audit Committee of American Tower, Inc. since May 2007 Director and member of the Audit Committee of Waters Corporation since May 2006 Trustee for St. Mary's College of Notre Dame Former Director at Dynavox Inc. from April 2010 to December 2012 Former Chief Financial Officer of Medco Health Solutions Value Proposition for HMA: Extensive experience as a financial executive in the healthcare industry Deep accounting skillset gained from service on public company audit committees Service on public and private boards Corporate executive advisory expertise
PAGE 51 Steven Shulman Senior Advisor of Water Street Healthcare Partners Former Chairman, Chief Executive Officer of Magellan Health Services Former Chairman, President and CEO of Prudential Healthcare Inc. Career Highlights and Experience Board of Directors Experience Current Managing Partner at Shulman Ventures Served as CEO of Magellan Health Services, Inc. from November 2002 to February 2008 where he aided in the Company's successful turn-around and restructuring from bankruptcy Founder, Chairman and CEO at Internet Healthcare Group from 2000 to 2002 Led Prudential Healthcare's corporate turn-around during his tenure as the Company's Chairman, President and CEO from 1997 to 1999, culminating in the Company's successful sale to Aetna Co-founded Value Health, Inc. in 1987 and served with the Company until 1997 Served in leadership positions at Cigna from 1983 to 1987 and at Kaiser Permanente Serves on the board of directors of Accretive Health, Inc., Facet Technologies, HealthMarkets, HealthPlan Holdings, aTherapy and Oasis Outsourcing Chairman of Access MediQuip since 2009, CareCentrix since 2008 and Digital Insurance Former Chairman at Lumenos, Inc. and former Vice Chairman at BenefitPoint, Inc. since 2001 Former Director at InteCardia, Inc., Respironics Novametrix, LLC., Premier Behavioral Solutions, Inc., Onehealthbank.com, Precyse Solutions, LLC and The Broadlane Group, Inc. Former member of the Strategic Advisory Board at Satori World Medical, Inc. Value Proposition for HMA: Executive turn-around experience in the healthcare industry Senior management expertise and operational and transaction experience Extensive private and public board service Recognized for his leadership including being named one of the top CEOs in the managed care industry by Institutional Investor
PAGE 52 Peter Urbanowicz Managing Director at Alvarez & Marsal's Healthcare Group Former Executive VP, General Counsel and Secretary of Tenet Healthcare Former Deputy General Counsel of Dept. of Health and Human Services Career Highlights and Experience Board of Directors Experience Has led Alvarez & Marsal's healthcare compliance practice since May 2008 and has more than 20 years of experience addressing healthcare issues in government and private industry Resolved major federal criminal investigations and civil lawsuits facing Tenet Healthcare by the U.S. Department of Justice, the SEC and the HHS Office of Inspector General during his tenure at the Company from January 2004 to March 2008 Served as Deputy General Counsel of the U.S. Department of Health and Human Services from October 2001 to December 2003, and was a member of the team that drafted the Medicare Prescription Drug Act of 2003 Prior to 2001, served as a partner in the law firm of Locke, Liddell & Sapp Serves on the board of directors of Maxim Healthcare Services, one of the nation's largest home health services companies; chairman of the Company's compliance committee Regularly advises boards of directors facing significant regulatory, financial or operating challenges in the healthcare industry Value Proposition for HMA: Expertise in regulatory, compliance, financial and operating issues facing the healthcare industry Consistent advisor to boards of directors, senior management, investors and lenders Turn-around experience and guidance on operational and financial improvement Healthcare services board experience
PAGE 53 Who is Glenview Capital $6B+ New York based Hedge Fund Not an activist fund - HMA is the first time Glenview Capital has proposed fully replacing BOD members Investor in HMA for more than 2 years Own 14.6% of HMA Have $2B in capital invested in the hospital sector Historical track record of working collaboratively & collegially with management teams in healthcare Express Scripts (over 10 year holding period) Thermo Fisher (over 9 years) McKesson (over 8 years) Cigna (over 5 years) Life Technologies (5 years)
PAGE 54 GLENVIEW CAPITAL PARTNERS, L.P., GLENVIEW CAPITAL MASTER FUND, LTD., GLENVIEW INSTITUTIONAL PARTNERS, L.P., GLENVIEW OFFSHORE OPPORTUNITY MASTER FUND, LTD., GLENVIEW CAPITAL OPPORTUNITY FUND, L.P., GLENVIEW CAPITAL MANAGEMENT, LLC AND LARRY ROBBINS (COLLECTIVELY, "GLENVIEW") TOGETHER WITH THE PROPOSED NOMINEES (COLLECTIVELY, WITH GLENVIEW, THE "PARTICIPANTS") HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD TO BE USED TO SOLICIT WRITTEN CONSENTS FROM THE STOCKHOLDERS OF HEALTH MANAGEMENT ASSOCIATES, INC. ("HMA" OR "THE COMPANY") IN CONNECTION WITH GLENVIEW'S INTENT TO TAKE CORPORATE ACTION BY WRITTEN CONSENT. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE CONSENT STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF WRITTEN CONSENTS FROM THE STOCKHOLDERS OF THE COMPANY BY THE PARTICIPANTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INFORMATION RELATING TO THE PARTICIPANTS IS CONTAINED IN THE DEFINITIVE CONSENT STATEMENT FILED ON JULY 19, 2013. THE DEFINITIVE CONSENT STATEMENT AND FORM OF WRITTEN CONSENT ARE BEING FURNISHED TO SOME OR ALL OF THE STOCKHOLDERS OF THE COMPANY AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, GLENVIEW WILL PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD (WHEN AVAILABLE) WITHOUT CHARGE UPON REQUEST TO OKAPI PARTNERS LLC, TELEPHONE: (877) 869-0171. Cautionary Statement Regarding Forward-Looking Statements This presentation may include "forward-looking statements" that reflect current views of future events. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may," "would" and similar statements of a future or forward-looking nature are often used to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals are forward-looking. Glenview's forward-looking statements are based on its current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward- looking statements. Except to the extent required by applicable law, no person undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.